INTEREST AND OTHER FINANCE COSTS - Interest Income/(expense) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
INTEREST AND OTHER FINANCE COSTS
Interest income	$ 14	$ 6	$ 6
Interest expense:
Bank borrowings	(3)	(3)	(4)
Private placement notes	(39)	(46)	(42)
Lease liabilities	(6)	(7)	(6)
Corporate bond	(27)	(21)	(5)
Other	(5)	(3)	(5)
Total interest expense	(80)	(80)	(62)
Net interest expense	$ (66)	$ (74)	$ (56)